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                    JEFFERSON-PILOT CAPITAL APPRECIATION FUND, INC.


                           SUPPLEMENT DATED OCTOBER 8, 1996
                           TO PROSPECTUS DATED MAY 1, 1996


PLEASE READ THIS SUPPLEMENT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

On September 24, 1996, Jefferson-Pilot Corporation ("JPC") and OppenheimerFunds, Inc. signed an acquisition agreement pursuant to which OppenheimerFunds, Inc. will, subject to certain conditions, purchase substantially all of the assets of JP Investment Management Company, investment adviser to Jefferson-Pilot Capital Appreciation Fund, Inc. (the "Fund") and a wholly-owned subsidiary of JPC. In connection with this acquisition, the Board of Directors of the Fund recently met to consider a proposed Reorganization Agreement pursuant to which the Fund would be acquired by and reorganized into the Oppenheimer Growth Fund ("Growth Fund"), a Massachusetts Business Trust which is managed by OppenheimerFunds, Inc. The Board determined that it is in the best interests of the Fund and the Fund's shareholders that the Fund reorganize with Growth Fund and unanimously approved the terms of the Reorganization Agreement and the reorganization transactions to which it relates. The Fund's Board of Directors also determined to recommend to the Fund's shareholders that they approve the Reorganization Agreement.

The Reorganization Agreement will provide for the transfer of substantially all the assets of the Fund to Growth Fund in exchange for the issuance of Class A shares of Growth Fund; the distribution of such shares of Growth Fund to the shareholders of the Fund in liquidation of the Fund; and the cancellation of the outstanding shares of the Fund. As a result of the proposed reorganization, each shareholder of the Fund would likely receive that number of Class A shares of Growth Fund having an aggregate net asset value equal to the net asset value of such shareholder's shares of the Fund. No sales charge would be imposed on the Growth Fund Class A shares received by the Fund's shareholders in the reorganization. The reorganization is contemplated to be tax-free, and the Fund will request an opinion of tax counsel to that effect.

Unless otherwise determined by the Fund's Board of Directors, a meeting of the Fund's shareholders is expected to be held on December 3, 1996 to consider the Reorganization Agreement and the reorganization transactions to which it relates. The affirmative vote of a majority of the Fund's outstanding shares is required to approve the Reorganization Agreement and the related transactions. There can be no assurance that the Fund's shareholders will approve the Reorganization Agreement. Details about the Reorganization Agreement and the reorganization transactions to which it relates will be contained in a proxy statement and other soliciting materials to be sent to Fund shareholders of record on October 10, 1996. Persons who first acquire shares of the Fund after this date will not be entitled to vote on the Reorganization Agreement.

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                   JEFFERSON-PILOT INVESTMENT GRADE BOND FUND, INC.

                           SUPPLEMENT DATED OCTOBER 8, 1996
                           TO PROSPECTUS DATED MAY 1, 1996


PLEASE READ THIS SUPPLEMENT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

On September 24, 1996, Jefferson-Pilot Corporation ("JPC") and OppenheimerFunds, Inc. signed an acquisition agreement pursuant to which OppenheimerFunds, Inc. will, subject to certain conditions, purchase substantially all of the assets of JP Investment Management Company, investment adviser to Jefferson-Pilot Investment Grade Bond Fund, Inc. (the "Fund") and a wholly-owned subsidiary of JPC. In connection with this acquisition, the Board of Directors of the Fund recently met to consider a proposed Reorganization Agreement pursuant to which the Fund would be acquired by and reorganized into the Oppenheimer Bond Fund ("Bond Fund"), a series of Oppenheimer Integrity Funds, which is managed by OppenheimerFunds, Inc. The Board determined that it is in the best interests of the Fund and the Fund's shareholders that the Fund reorganize with Bond Fund and unanimously approved the terms of the Reorganization Agreement and the reorganization transactions to which it relates. The Fund's Board of Directors also determined to recommend to the Fund's shareholders that they approve the Reorganization Agreement.

The Reorganization Agreement will provide for the transfer of substantially all the assets of the Fund to Bond Fund in exchange for the issuance of Class A shares of Bond Fund; the distribution of such shares of Bond Fund to the shareholders of the Fund in liquidation of the Fund; and the cancellation of the outstanding shares of the Fund. As a result of the proposed reorganization, each shareholder of the Fund would likely receive that number of shares of Class A shares of Bond Fund having an aggregate net asset value equal to the net asset
value of such shareholder's shares of the Fund.   No sales charge would be
imposed on the Bond Fund Class A shares received by the Fund's shareholders in the reorganization. The reorganization is contemplated to be tax-free, and the Fund will request an opinion of tax counsel to that effect.

Unless otherwise determined by the Fund's Board of Directors, a meeting of the Fund's shareholders is expected to be held on December 3, 1996 to consider the Reorganization Agreement and the reorganization transactions to which it relates. The affirmative vote of a majority of the Fund's outstanding shares is required to approve the Reorganization Agreement and the related transactions. There can be no assurance that the Fund's shareholders will approve the Reorganization Agreement. Details about the Reorganization Agreement and the reorganization transactions to which it relates will be contained in a proxy statement and other soliciting materials to be sent to Fund shareholders of record on October 10, 1996. Persons who first acquire shares of the Fund after this date will not be entitled to vote on the Reorganization Agreement.